Confidential treatment has been requested with respect to certain portions of this exhibit.
Omitted portions have been filed separately with the Securities and Exchange Commission.
Exhibit 10.18

TERM COST PLANTM TCP® Agreement # 06-2454	Dated: March 1, 2007

BETWEEN	AND
PRATT & WHITNEY CANADA CORP.	GULFSTREAM INTERNATIONAL AIRLINES
1000 Marie Victorin	1815 Griffin Road, Suite 400
Longueuil, Quebec	Dania, FL
Canada 34G 1A1	USA 33004

(hereinafter called “P&WC”)	(hereinafter called “the Operator”)
WHEREAS
A.	The Operator wishes to procure from P&WC, under a Fleet Management ProgramTM called a Term Cost PlanTM (TCP®), the Engine Maintenance Services listed below and further described in Annex C “Scope of Services” for its Beech-1900D Fleet powered by P&WC PT6A-67D turbine Engines; and

B.	P&WC agrees to supply such services to the Operator, subject to all of the terms and conditions attached hereto.
THE PARTIES HEREBY AGREE as follows:
1.	For the duration of this Agreement, P&WC shall supply to the Operator the Engine Maintenance Services listed below at the TCP® Hourly Rate indicated below.

2.	The Operator agrees to pay the TCP® Hourly Rate indicated below and to comply with all of the terms and conditions attached hereto, which form an Integral part hereof.

3.	Agreement start date: March 1, 2007 Agreement end date: February 28, 2011
ENGINE MAINTENANCE SERVICES COVERED UNDER THIS AGREEMENT

• Engine Overhauls / Scheduled Repairs	Yes	• Hot Section Kit Refurbishment	Yes
• Basic Unplanned Engine Removals (BUR)	Yes	• LCF Component Replacement	Yes
• Basic Unplanned Accessory Repair	No	• Engine Rental Support	Yes
• ECTM® Analysis	Yes	• Fuel Nozzle Refurbishment	Yes
		• ADAS+ Maintenance	Yes
4.	The Operator’s TCP® Hourly Rate shall be step rated as follows:

• [*]

5.	Operator acknowledges having read and understood the scope and all of the terms and conditions of this Agreement, including but not limited to Annexes A through J.
SIGNED in duplicate by the duly authorized representative of each party.

PRATT & WHITNEY CANADA CORP.	GULFSTREAM INTERNATIONAL AIRLINES

The disclosure of this document is subject to the restrictions of Article 14 contained herein	i

TERM COST PLANTM TCP® Agreement # 06-2454	Dated: March 1, 2007

/s/ Raffaele Virgili	/s/ Dave Hackett

Name: Raffaele Virgili	Name:Dave Hackett
Title: V. P. Service Centres	Title: President
Date: 30 March 2007	Date: March 28, 2007

The disclosure of this document is subject to the restrictions of Article 14 contained herein	ii

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
TERM COST PLANTM
AGREEMENT
Scope, Terms, Conditions

The disclosure of this document is subject to the restrictions of Article 14 contained herein	iii

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
TABLE OF CONTENTS

1.0 Definition	1
2.0 Scope of Services and Engine Eligibility	4
3.0 Exclusions	5
4.0 Conditions of Sale	7
5.0 Delivery	7
6.0 Component Replacement	7
7.0 Pricing / Payment/ TCP® Hourly Rate Adjustment	7
8.0 Taxes/Duties/Other Charges	9
9.0 TCP® Hourly Rate Adjustment	9
10.0 Parties’ Responsibilities	10
11.0 DAC Services	12
12.0 Delay	14
13.0 Warranty & Limitation of Liability	14
14.0 Non-Disclosure	14
15.0 Termination	15
16.0 Account Reserves	15
17.0 Transfer of Benefits	17
18.0 Export Controls	17
19.0 General Terms	17
20.0 Performance Commitments	18

Annex A — Engine List	20
Annex B — LCF, HSI and Fuel Nozzle Kit Components	23
Annex C — Scope of Services	24
Annex D — Support Spare Engines	29
Annex E — Maintenance Tasks, Intervals and Operational Guidelines	30
Annex F — Mission Profile and Operating Environment	33
Annex G — Monthly Report Form	34
Annex H — Wire Transfer Instructions	35
Annex I — ADAS+	36
Annex J — DAC Services	38

The disclosure of this document is subject to the restrictions of Article 14 contained herein	iv

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
1.0	DEFINITION
In this Agreement
1.1	“Accessory” means the specific Line Replaceable Unit (LRU) listed in Annex B attached hereto;

1.2	“ADAS” means Automatic Data Acquisition System;

1.3	“BUR” means Basic Unplanned Removal, the premature removal of the Engine or Engine Module due to an Engine, Component or Line Replaceable Units (LRU) induced malfunction. Likewise, removal of an Engine, Component or Accessory due to a problem which could have been rectified using troubleshooting and/or corrective line maintenance actions as specified in the applicable aircraft and/or Engine Maintenance Manual or, due to the failure of the Operator to use and maintain such Engine, Component or Accessory in accordance with applicable Flight Manuals and Engine Maintenance Manuals, and other applicable manufacturer’s recommendations and instructions, is not considered to be a BUR;

1.4	“Commercial Support Program” means the commercial assistance for the substitution, modification, or replacement of Component(s) for reasons of flight safety, critical engine performance and/or reliability, and Airworthiness Directives (AD’s) concurred with by P&WC;

1.5	“Component” means a genuine P&WC part, necessary for the operation of the Engine, and normally supplied by P&WC as part of the Engine build specification unless otherwise specified within this Agreement;

1.6	“Consumable” means a Component which, by design, can only be used once and is replaced irrespective of apparent condition during the course of inspection, removal, maintenance, Repair or Overhaul;

1.7	“Customer Hold” means an Operator’s Engine put on hold, irrespective of the stage of Engine Maintenance Services completed or to be completed. Reasons for Customer Holds may include but are not limited to events in which P&WC is awaiting; i) a Purchase Order; ii) confirmation of workscope: iii) a cost estimate approval; iv) information/data required to proceed with the Engine Maintenance Services; and v) payment issues;

1.8	“Designated Facility” means the facility designated to the Operator by the FMP® PM, where Services covered by this Agreement shall be performed;

1.9	“Designated Analysis Center (DAC)” means the P&WC approved ECTM® supplier which, for the purposes of this Agreement, shall be Altair Avionics Corporation;

The disclosure of this document is subject to the restrictions of Article 14 contained herein	1

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
1.10	“ECTM®” means the P&WC Engine Condition Trend Monitoring program and further described in paragraph 10.3;

1.11	“Engine” means the complete P&WC turbine Engines covered under this Agreement as specified in Annex A;

1.12	“Engine Cycle” means any Engine operational sequence involving an Engine start, aircraft take-off, flight and landing, culminating in an Engine shutdown. For the purpose of cycle calculation, refer to the definitions applicable to cycle calculation contained in the applicable service bulletins or in the airworthiness section of the applicable Engine maintenance manual;

1.13	“Engine Maintenance Interval Escalation Program” means a monitoring program undertaken by P&WC and the Operator to extend the maintenance interval of an Engine, Module or Component as specified in the applicable Service Information Letter SIL PT6A-041, as may be amended from time to time;

1.14	“Engine Maintenance Services” means the Services that are covered on the face page of this Agreement;

1.15	“Engine Module or Module” means a power section or a gas generator section;

1.16	“Engine Operating Hours” means the number of Flight hours accumulated by an Engine as indicated in the Engine logbook in accordance with the applicable regulatory agency requirements;

1.17	“Field Level Maintenance” means routine check inspection and malfunction rectification performed at base stations during transit, turnaround or night stop;

1.18	“FAA” means the United States Federal Aviation Administration;

1.19	“Fleet” means the aircraft owned and/or lawfully leased or operated by the Operator powered with Engines covered under this Agreement;

1.20	“Flight” means a completed takeoff and landing of the Operator’s aircraft;

1.21	“FMP®” means Fleet Management PlanTM, the budgeted maintenance agreement between the Operator and P&WC pursuant to which P&WC supplies the Engine Maintenance Services specified in this Agreement and for which Services the Operator pays P&WC an amount based on the Operator’s Hourly Rate and Engine usage, as further described herein;

1.22	“FMP® PM” means FMP® Program Manager; designated by P&WC;

1.23	“FOD” means Foreign Object Damage, damage to any portion of the aircraft Engine caused by impact or ingestion of birds, stones, hail or other debris that is not part of the Engine;

The disclosure of this document is subject to the restrictions of Article 14 contained herein	2

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
1.24	“Fuel Nozzle Kit” means the Components listed in Annex B, which can be removed from the gas generator and sent to a Designated Facility for maintenance prior to being returned to the Operator for re-installment on the Engine;

1.25	“Goods” means a P&WC Engine or, in relation thereto, any piece part, Component, Accessory, Module, furnishing or other equipment of any kind which is installed in or attached to it;

1.26	“Hourly Rate” means the dollar value per Engine Operating Hour paid for the Engine Maintenance Services covered under this Agreement;

1.27	“HSI” means Hot Section Inspection, the removal and inspection of Engine combustion and turbine section Components, the repair or replacement of deteriorated Components, in compliance with the applicable Engine maintenance manual;

1.28	“HSI Kit” means the Components described in Annex B, which can be removed from the hot section part of the Engine and sent to a Designated Facility for refurbishment prior to being returned to the Operator for re-installment on the Engine;

1.29	“LCF Component(s)” means Low Cycle Fatigue Component(s), Components whose service lives are limited to a specific number of cycles, as specified in the applicable P&WC Service Bulletins or Maintenance Manuals;

1.30	“LRU” means Line Replaceable Unit, a Component which may normally be removed and replaced with the Engine installed in the aircraft and as part of normal flight line maintenance activities;

1.31	“Material Adverse Change” means the occurrence of, or the failure to occur of, any event or series of events which either singly or in the aggregate would have a material adverse effect upon the general condition (financial or otherwise), the assets, property, business, or liabilities of the Operator or on the ability of the Operator to perform its obligations under this Agreement;

1.32	“NBUER” means Non-Basic Unscheduled Engine Removal; an unscheduled engine removal caused by conditions or circumstances not directly related to the Engine, such as, without limitation, FOD, and lightning strike;

1.33	“Operator’s Goods” means Goods supplied to P&WC by the Operator for the purpose of receiving, or being quoted for Services;

1.34	“Operator’s Profile” means the Operator’s mission profile, fleet, operating and maintenance practices set forth herein;

The disclosure of this document is subject to the restrictions of Article 14 contained herein	3

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
1.35	“Overhaul” means the Engine or Engine Module disassembly, inspection of all Components, the Repair or replacement of defective parts or Life Limited Component(s) (LCF), re-assembly and testing of the Engine or Engine Module, all in accordance with the applicable P&WC Overhaul Manuals. Once this process is completed, the Engine or Engine Module is considered to be “zero time”;

1.36	“Parties” means P&WC and the Operator;

1.37	“P&WCL” means Pratt & Whitney Canada Leasing, Limited Partnership;

1.38	“PMA” means Parts Manufacturing Authorization;

1.39	“Repair” means the Services necessary to return an Engine or Component to a serviceable condition;

1.40	“Services” means work performed on the Operator’s Goods, (including supply and fitting of Goods, comprising, without limitation, reconditioning, Overhaul, Repair, servicing, testing, and inspection work); and

1.41	“Term Cost Plan” (TCP®) means the FMP® maintenance plan under which the Operator pays, monthly for the duration of this Agreement, a predetermined Hourly Rate per Engine Operating Hour for the Services covered under this Agreement.
2.0	SCOPE OF SERVICES AND ENGINE ELIGIBILITY
2.1	P&WC shall supply to the Operator, for Engines enrolled under this Agreement, the Engine Maintenance Services indicated on the face page hereof and further described in Annex C “Scope of Services” attached hereto.

2.2	Engines shall be eligible under this Agreement provided the following requirements are met:
2.2.1	All prior Overhauls and Repairs stall have been performed by a facility recognized by P&WC, in accordance with P&WC’s applicable manuals, instructions and recommendations;

2.2.2	P&WC’s review, to its satisfaction, of prior Engine usage, maintenance and operating practices, including prior Engine Operator’s Profile;

2.2.3	Satisfactory inspection by P&WC of i) Engine(s) including boroscope inspection if deemed required by P&WC, and ii) Components inventory including Accessories, if requested by P&WC prior to execution of this Agreement;

The disclosure of this document is subject to the restrictions of Article 14 contained herein	4

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
2.2.4	P&WC’s acceptance of the Operator’s local Airworthiness Authority regulated maintenance program which will incorporate as a minimum the maintenance tasks and intervals stipulated in Annex E;

2.2.5	Receipt by P&WC of two (2) original TCP® agreements duly executed by the Operator.
2.3	The following Engines are not eligible under this Agreement:
2.3.1	Engines operated by military, paramilitary or other government agency without the prior knowledge and approval of P&WC;

2.3.2	Engines that have become part of any pool of engines, an arrangement by which a participant is entitled to exchange, withdraw and/or use engines held by another participant;

2.3.3	Engines used in dedicated trainer aircraft. Engines installed on aircraft used in typical pilot recurrent training programs are eligible under this plan;

2.3.4	Agricultural (AG) engines or engines operated for agricultural purposes; and

2.3.5	Aircraft used in external load applications including, but not limited to, fire prevention, logging, construction, canyon or sea rescue, external load training and banner towing.
3.0	EXCLUSIONS
3.1	In particular, and without limitation, all incremental costs incurred by P&WC that are directly attributable to any of the following exclusions below shall not be covered under this Agreement:
3.1.1	Field Level Maintenance activities and inspections, including but not limited to consumables, as specified in the Engine and/or aircraft maintenance manuals or in service bulletins;

3.1.2	Repairs attributable to damage caused by an Engine mounted LRU or Accessory other than those supplied by P&WC as part of the Engine build specification as listed in Annex B;

3.1.3	Cost of Repairs attributable to damage caused by workmanship performed by facilities other than P&WC;

3.1.4	At the Operator’s request, use of new Components when exchange Components are available or Repair of Components is feasible;

The disclosure of this document is subject to the restrictions of Article 14 contained herein	5

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
3.1.5	Costs resulting from improper storage, usage, maintenance or operation of an Engine, Engine Module or Engine Component or Accessory, including improper usage of ECTM® (Proper usage and maintenance are described in the P&WC Engine maintenance manual, P&WC service bulletins, applicable aircraft flight manual and airworthiness regulations);

3.1.6	Repairs attributable to damage caused by non-maintained or poorly maintained runways and landing areas;

3.1.7	Repair or Component replacement attributable to damage caused by corrosion, erosion or sulphidation, if P&WC’s recommendations as per P&WC engine maintenance manual and Annex “E”, are not complied with;

3.1.8	Cost of Repair or cost of Component replacement directly attributable to the use of Components not originating from P&WC or from a P&WC authorized vendor, or the use of Repairs or repair schemes not approved by P&WC, including but not limited to the use of FAA-PMA parts;

3.1.9	Any incremental costs related to the Operator’s failure to comply with P&WC’s commercial support programs within the deadlines specified in the relevant P&WC service bulletin or service information letter unless such delays are caused by part shortages;

3.1.10	Any and all costs related to or arising from Engine or Engine Module removals and installations, unless an Engine or Engine Module must be removed due to a P&WC commercially supported campaign, directive or program (including first run warranty) that provides support for removal and installation, transportation and/or shipping;

3.1.11	Freight costs for Engine or Engine Module, unless an Engine or Engine Module must be transported to a shop due to a P&WC commercial support program (including first run warranty) that provides freight support;

3.1.12	Costs of rental engine support arising from the Operator’s failure to comply with P&WC’s commercial support programs (including first run warranty) within the deadlines specified in the relevant P&WC service bulletin or service information letter that would otherwise have covered rental engine support;

3.1.13	Tooling fees, hangar fees or any such related airport fees, taxes or duties or any other similar fees, levies or charges;

3.1.14	FOD, external damage to the Engine, Engine Module or Engine Component, collisions or rotor strikes, immersion in water, dropped Engine, Engine Module or Engine Component, rotor electrical leads

The disclosure of this document is subject to the restrictions of Article 14 contained herein	6

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
shorting, accident, fire, flood, lightning strike, theft, explosion, riot, war, rebellion, seizure or any other belligerent acts;

3.1.15	Alteration, modification or tampering of any Engine, Engine Module or Engine Component after delivery by P&WC, which is either illegal or not specifically authorized by P&WC;

3.1.16	Use of Engine Components, Engine Modules or Engines from which P&WC’s name, part number, identification mark or serial number has been removed or defaced;

3.1.17	Use of stolen Engine Components, Engine Modules or Engines including any Repair/Overhaul of such stolen Engine Components, Engine Modules or Engines and/or any resultant damage caused thereby;

3.1.18	Use of Engine Components, Engine Modules or Engines which have been involved in an accident where the subject Engine Components, Engine Modules or Engines failure is attributable to that accident;

3.1.19	Use of military Engine Components or Engine Components used in military or para-military operations;

3.1.20	Engine or module shop visits when said engine or module is removed solely for the Operator’s convenience outside of the agreed removal schedule;

3.1.21	All costs directly related to Engine shop visits solely for the purpose of returning the Engine to the lease return or pre-sale condition(s) stipulated in any agreement with a third party, unless such costs result from P&WC not having complied with the maintenance requirements set forth in the applicable P&WC Maintenance and/or Overhaul Manuals and with the terms set forth herein;

3.1.22	In the event the Operator is permanently removing an Engine from service, all costs related to any events that follow the last revenue flight prior to an Engine being removed from the Operator’s revenue service for the purpose of lease return or Engine sale, unless such costs result from P&WC not having complied with the maintenance requirements set forth in the applicable P&WC maintenance and/or Overhaul Manuals and with the terms set forth herein;

3.1.23	Any and all costs related to or arising from the Operator’s failure to comply with the terms and conditions of this Agreement; and

3.1.24	Any other factor which:

The disclosure of this document is subject to the restrictions of Article 14 contained herein	7

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
•	is beyond P&WC’s reasonable control;

•	occurred without fault or negligence of P&WC;

•	could not have been reasonably foreseen by P&WC; and

•	could not have been prevented by means reasonably available to P&WC.
4.0	CONDITIONS OF SALE
4.1	All sales of Engine Maintenance Services by P&WC to the Operator covered hereunder shall be subject to the terms and conditions of this Agreement, including all of its Annexes. Services outside of or excluded from this Agreement shall be subject to the terms and conditions of a separate Repair and Overhaul Agreement. Purchase orders or any other document issued by the Operator shall be deemed to incorporate the terms and conditions of this Agreement by reference, to the exclusion of any other terms or conditions.
5.0	DELIVERY
5.1	P&WC will deliver the Engines, Modules or parts as part of the Engine Maintenance Services covered under this Agreement to the Operator’s carrier FCA (Free Carrier Aboard) P&WC facility (Incoterms 2000). Title and risk of loss or damage shall pass to the Operator on delivery.
6.0	COMPONENT REPLACEMENT
6.1	Upon embodiment of new or exchange Components covered by this Agreement into an Engine, the Parties agree that the newly embodied Component shall become the property of the Operator, and the removed Component shall become the property of P&WC.
7.0	PRICING / PAYMENT/ TCP® HOURLY RATE ADJUSTMENT
7.1	During the term of this Agreement, the Operator shall pay the following amounts:
7.1.	Buy-In: In compliance with the Operator’s pool rental obligations with the aircraft lessor, an amount of $[*] USD shall be paid by the Operator through twenty-four (24) consecutive and equal monthly payments of $[*] USD starting March 30, 2007 and the 1st of each month following Starting May 1, 2007 and ending March 1st, 2009.

7.1.2	Weekly. Amounts calculated in the manner detailed below shall also be paid by the Operator. These payments shall be received by P&WC

The disclosure of this document is subject to the restrictions of Article 14 contained herein	8

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
weekly, in accordance with P&WC’s payment instructions listed in Annex H.

7.1.2.1	[*]

7.1.2.2	Reconciliation. Subject to paragraphs 10.11 and 10.13, monthly P&WC shall compute and issue an Invoice to or credit the Operator for the difference between the total monthly EFH of the Fleet multiplied by the then current Hourly Rate (“Payment Owed”) less the Total Progressive Payment by the 15th of the following month.

7.1.2.3	Each such payment shall be considered final. However, should either party discover, at any time during a period of twelve (12) months following the issuance of an invoice, the existence of a material discrepancy relative to such invoice between the EFH reported by the Operator or estimated by P&WC, as the case may be, and the actual EFH relative to the Engines (as recorded in the flight logsheets, Engine logbooks or other recognized registers), either party will provide the other with a written notice thereof within thirty (30) days of the discovery of such material discrepancy. The notice shall contain a reasonably detailed account of the party’s claim. In such event, the amounts owed by the Operator to P&WC or P&WC to the Operator shall be paid by the respective party no later than thirty (30) days after the receipt of the said notice.
7.2	T5 Housing\Exhaust Duct. Typical part numbers 3043706-01 and 3055331-01 which are located in the following Power Sections P50057, PS0041, PS0016, PS0139, 114440, 114446 and 114375 as further described in Annex A are not covered at the first Overhaul event. Should it be determined by P&WC that the above parts need to be replaced during the first Overhaul event, P&WC shall invoice Operator separately the cost to replace the subject part(s). Should the part(s) be replaced with a used serviceable component, the Operator shall be invoiced at the then current market price. [*]

7.3	P&WC will consult with Operator prior to installation / replacement of such parts.

7.4	The Operator shall also pay, when due, all charges invoiced by P&WC for work outside of or excluded from the Engine maintenance Services covered under this Agreement at the then current P&WC labor and material rates. P&WC may review or revise the terms of payment and credit limit from time to time, as applicable. For work invoiced for Services rendered outside or excluded from the

The disclosure of this document is subject to the restrictions of Article 14 contained herein	9

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
Engine maintenance Services, payments by the Operator shall be received by P&WC within thirty-(30) days from date of invoice.

7.5	For all late payments, the Operator shall be liable for interest at a rate of the U.S. prime rate plus five percent (5%), without exceeding the maximum rate allowed per applicable law. In addition, the Operator shall reimburse P&WC for all attorneys’ fees and other expenses incurred by P&WC in recovering any sums due from the Operator.

7.6	In the event shipment of Goods is delayed due to actions or omissions of the Operator, P&WC may at its discretion charge reasonable storage fees.

7.7	The TCP® Hourly Rate shall be subject to annual escalation, to be applied on the 1st of January of each year, to reflect changes in published labour rates and P&WC Engine spare parts prices.

The calculation of the annual adjustment shall be made by P&WC prior to year-end of each calendar year, in accordance with the following formula:

[(1+ L) x (R x .40)] + [(1+ P) x (R x .60)] = New TCP® Hourly Rate

where:

R = rate of the current year

L = annual % change in P&WC Service Center published labor rate

P = annual % change in P&WC Spare Parts Price List (501 PT6/JT15D)

[*]

7.8	In the event the Operator disputes invoice charges, the Operator shall pay P&WC the greater of the undisputed portion of the invoice or seventy-five percent (75%) of the invoice value and notify P&WC in writing of the reasons for disputing the invoice within thirty-(30) days of the invoice date.

7.9	P&WC shall have the right, upon written notice to the Operator, to review the Operator’s financial position at any time and from time to time during the period covered by this Agreement. The Operator shall, in such event, supply to P&WC the latest audited financial statements, the most recent un-audited financial statements as well as annual financial projections and cash flow. In the event that P&WC determines in good faith that the financial situation of Operator has deteriorated to the point of impairing Operator’s ability to remain current, then P&WC shall have the right to amend the terms and conditions of the Agreement. The revised terms and conditions will immediately take effect upon receipt of written notice from P&WC. In the event that the Operator fails to provide the financial information, P&WC shall have the right to terminate the Agreement

The disclosure of this document is subject to the restrictions of Article 14 contained herein	10

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
upon ten (10) days written notice (“The Termination Period”) to the Operator. P&WC shall be relieved of any and all of its obligations under the Agreement during the Termination Period.
8.0	TAXES/DUTIES/OTHER CHARGES
8.1	The Operator is responsible for all taxes (excluding taxes based on P&WC’s net income), duties and other charges of any nature whatsoever, including interest and penalties thereon, arising from the sale, delivery or use of the Goods or from the provision of Services under this Agreement, and will reimburse P&WC for any such charges P&WC may be required to pay directly to a governmental authority or to a facility designated by P&WC which performs any of the Services covered under this Agreement.
9.0	TCP® HOURLY RATE ADJUSTMENT
9.1	The TCP® Hourly Rate is based on the Fleet described in Annex A and on the Operator’s Profile represented and warranted by the Operator as described in Annex F herein. Any modifications to the Operator’s Profile, Fleet described in Annex A or changes in its geographical or operating environment must be immediately reported to P&WC and may result in a TCP® Hourly Rate adjustment. P&WC also reserves the right to adjust the TCP® Hourly Rate in circumstances where the Operator does not adhere to the Engine maintenance conditions set forth in Annex E or is otherwise in default under this Agreement.
10.0	PARTIES’ RESPONSIBILITIES
10.1	Designated Facility. For the performance of any Services under this Agreement, the Operator shall contact its FMP® PM to obtain confirmation of the Designated Facility. Any work effected or completed without obtaining such confirmation from the FMP® PM shall be at the Operator’s entire expense.

10.2	FMP® PM. The FMP® PM shall:

a) designate the facility; and

b) define the extent of work to be performed on Engine.

10.3	ECTM®. The Operator shall utilize WebECTM® in accordance with Service Information Letter (SIL) Gen-055. The Operator shall be responsible to register with a P&WC DAC and to provide the DAC, on a weekly basis, the necessary ECTM® data. The Operator will download the Data Collection Unit (DCU) data at an interval not to exceed one week, and will forward said data within 24 hours to the DAC. The DAC will update and interpret the data, as well as identify any maintenance requirements within 1 working day. The Operator shall comply with and respond to these maintenance requirements in a timely fashion.

The disclosure of this document is subject to the restrictions of Article 14 contained herein	11

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PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
10.4	Unscheduled Repairs. When the Operator believes an Engine or Accessory needs unscheduled Repair and removal, the Operator shall perform the standard on-wing maintenance manual level troubleshooting. If such troubleshooting is unsuccessful in returning the Engine or Accessory to serviceability, the Operator shall immediately advise the FMP® PM prior to Engine or Accessory removal. Accessories may be removed without advising the FMP® PM provided that the troubleshooting process that was performed is clearly documented.

10.5	Engine Removals. At the beginning of this Agreement, the Operator shall agree to a scheduled Engine removal plan with its FMP® PM. The Operator shall inform P&WC of all Engines or Engine Modules removals and installations, at time of removal or installation, or upon P&WC’s request.

In addition, the Operator shall inform its FMP® PM, within 24 hours, of all unscheduled Engine, Engine Module or Engine Component removals, and, as soon as possible, of any known or suspected damage to an Engine, Engine Module or Engine Component.

10.6	Access for P&WC Personnel. The Operator shall allow P&WC’s personnel reasonable access to the Engines and any removed Components, its quality system, as well as all other relevant operating and maintenance records maintained by the Operator, including the Engine and aircraft log books.

10.7	Engine data. At the time of each shop visit, the Operator shall supply P&WC with the following information (as applicable) for the Engine, the Engine Modules and any time limited Accessories listed in Annex B:

• Time Since New (TSN)

• Cycle since new (CSN)

• Time Since Repair (TSR)

• Time Since Overhaul (TSO)

• Cycle Since Overhaul (CSO)

• Time Since Hot Section Inspection (TSHSI)

• Reasons for Removal

10.8	Hardware: At the time of engine shop visits, the Operator shall supply to P&WC the last installed oil and fuel filters. The Operator shall download all data from the DCU and transfer all data to the DAC Services for reference by P&WC.

10.9	Engine Logbook. The Operator shall ensure that all sections of the Engine logbook are properly completed when providing the Engine Logbook together with the Engine at time of shop-visit.

10.10	Engine Operation and Maintenance. The Operator shall operate the Engines in accordance with the applicable Original Equipment Manufacturer (OEM) aircraft operating manual under the aircraft type certificate, and the Operator’s Profile set forth in Annex F and shall, as a minimum, maintain the Engines in accordance

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Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
with the provisions of Annex E. In addition, the Operator shall ensure that recommendations made by P&WC are followed in accordance with P&WC’s instructions.

10.11	Engine Operating Hours. The Operator shall declare to P&WC, no later than thirty (30) days following signature of this Agreement, the Engine Operating Hours and cycles of each Engine at time of Agreement start date.

The Operator shall, at the end of each month, calculate the total Engine Operating Hours and cycles for each Engine and submit to P&WC, no later than the fifth (5th) working day of the following month, a report similar to the form set out in Annex G.

If the Operator fails to submit the Engine Operating Hours, P&WC will use the last 6-month average to estimate the hours flown for that month and invoice the Operator accordingly.

P&WC shall, reconcile the account based on the total Engine Operating Hours and cycles report submitted and submit to the Operator a credit or additional invoice, no later than the fifteen (15th) working day of the same month.

10.12	Inventory. The Operator shall remain responsible for initial and replenishment provisioning of sufficient quantities of line maintenance spare Components including Accessories to support the Fleet.

10.13	Invoice. P&WC will issue an invoice calculated by multiplying the total Engine Operating Hours of the Fleet for the month by the TCP® Hourly Rate upon receipt of the Operator’s report of Engine Operating Hours.

10.14	Corrosion, erosion, sulphidation. The Operator shall notify P&WC within 48 hours if evidence of corrosion, erosion or sulphidation is detected during maintenance inspection.

10.15	Operating Environment. The Operator warrants to P&WC that the Engine has not and shall not be operated in military, para-military or any other unusual service for which the aircraft has not been designed and certified by the original airframe manufacturer.

10.16	Documentation. When requested, the Operator shall provide P&WC with all the necessary documents to enable P&WC to fulfill its obligations under this Agreement or, to verify the Operator’s compliance with the Terms and Conditions of this Agreement.

10.17	Removals and Installations. Subject to paragraph 3.1.10 herein, the Operator shall be responsible for all Engine or Engine Module removals and installations, including any costs related to these activities.

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PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
10.18	Freight and Transportation. Subject to Article 5 “Delivery” and paragraph 3.1.11 herein, the Operator shall be responsible for all transportation and freight charges, including duties and other charges arising from such transportation, and for providing insurance coverage for property in transit.

10.19	Shipping and delivery details. For all shipments under this Agreement, the Operator shall, within one day following shipment, provide P&WC with shipping or delivery details for each Engine or Engine Module to be shipped to the Designated Facility, including routing, date and waybill number.

10.20	Collaboration. Both Parties shall continuously work together to minimize operating costs, maximize on wing time of the Engines, actively participate in P&WC’s Engine Maintenance Interval Escalation Program and help identify cost reduction opportunities.
11.0	DAC SERVICES
11.1	ECTM®. Operator shall utilize WebECTM® in accordance with the P&WC Service Information Letter (SIL) Gen-055. Operator shall be obligated to:
11.1.1	immediately register with a DAC;

11.1.2	execute all agreements required by the DAC to give effect to the aforesaid registration and the provision of services contemplated in Annex I hereof (the “DAC Services”); and

11.1.3	provide the DAC, on a weekly basis, the necessary ECTM® data as well as all other information, in any form whatsoever, as may be reasonably required by the DAC.
11.2	Contact Person. Operator will provide P&WC with the contact information relative to the person who will have the responsibility of managing Operator’s obligations in relation to the DAC Services.

11.3	DCU Data. Operator will download the DCU data at an interval not to exceed one week, and will forward said data within 24 hours to the DAC. Subject to sections 11.4 to 11.7 hereof, the DAC will update and interpret the data, as well as identify any maintenance requirements within 1 working day. Operator shall comply with and respond to these maintenance requirements in a timely fashion.

11.4	Disclaimer. ANY DAC SERVICES CONTEMPLATED IN ANNEX I HEREOF (INCLUDING WITHOUT LIMITATION TURBINETRACKERTM AND ANY SOFTWARE) WHICH MAY BE PROVIDED BY P&WC OR THE DAC ARE PROVIDED “AS IS,” AND P&WC DISCLAIMS ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, ORAL OR WRITTEN, INCLUDING WITHOUT LIMITATION ANY IMPLIED

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WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NONINFRINGEMENT, NON-INTERFERENCE WITH ENJOYMENT, OR ACCURACY, AND ALL WARRANTIES IMPLIED FROM ANY COURSE OF DEALING OR USAGE OF TRADE. ALL REPORTS FURNISHED TO OPERATOR AS A RESULT OF THE DAC SERVICES MAY BE BASED ON INFORMATION FURNISHED BY OPERATOR OR OTHER OWNERS OR OTHER OPERATORS OF MONITORED ENGINES; NEITHER P&WC NOR THE DAC SHALL HAVE LIABILITY FOR ANY ERRORS IN OR OMISSIONS FROM THE DATA AND REPORTS PROVIDED TO OPERATOR, OTHER OWNERS OR OTHER OPERATORS. IT IS OPERATOR’S RESPONSIBILITY TO DETERMINE THE SUITABILITY OF THE SERVICES FOR OPERATOR’S PURPOSES. OPERATOR ACKNOWLEDGES THAT 100% AVAILABILITY IS NOT REALIZABLE AND THAT INACCURACIES OR MALFUNCTIONS MAY OCCUR.

11.5	Airworthiness. WITHOUT LIMITING ANY OTHER EXCLUSION OF WARRANTY, P&WC MAKES NO WARRANTIES THAT THE DAC SERVICES ALLOW OPERATOR OR THE OWNERS OR THE OPERATORS OF AN AIRCRAFT TO DETERMINE THE AIRWORTHINESS OF SUCH AIRCRAFT. OPERATOR IS SOLELY RESPONSIBLE FOR DETERMINING THE AIRWORTHINESS OF THE AIRCRAFT, AT ALL TIMES, IN ACCORDANCE WITH ALL APPLICABLE REQUIREMENTS, INCLUDING WITHOUT LIMITATION, FROM THE MANUFACTURER(S) AND ALL RELEVANT REGULATORY AUTHORITIES.

11.6	Indemnification. Operator will defend, indemnify and hold harmless P&WC and its affiliates, directors, officers, employees, shareholders, representatives, agents, servants, predecessors, successors, and permitted assigns (each an “Indemnitee”) from and against any claim, suit, demand, loss, damage, expense (including reasonable attorneys’ fees and costs) or liability that may result from, arise out of or relate to (a) Operator’s breach of any agreement between Operator and the DAC; (b) Operator’s use of or access to any DAC Services provided by the DAC; c) Operator’s negligence or willful misconduct in relation to the DAC Services; or (d) any personal injury or property damage arising with respect to any aircraft owned or operated by Operator with respect to which any DAC Services are provided, but only to the extent not caused (i) by the negligence or willful misconduct of P&WC, or (ii) the DAC Services.

11.7	LIMITATION OF LIABILITY. THE LIMIT OF P&WC AND THE DAC’S LIABILITY (WHETHER IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY IN TORT OR BY STATUTE OR OTHERWISE) CONCERNING PERFORMANCE OR NON-PERFORMANCE BY P&WC OR THE DAC, OR IN ANY MANNER RELATED TO THE DAC SERVICES, FOR ANY AND ALL CLAIMS, WILL NOT IN THE AGGREGATE EXCEED THE PAYMENTS MADE BY OPERATOR TO P&WC HEREUNDER WITHIN THE

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6MONTHS PRIOR TO THE DATE THE CLAIM AROSE. OPERATOR RELEASES P&WC AND THE DAC FROM AND AGAINST ALL LIABILITY BEYOND SUCH MAXIMUM LIABILITY. NEITHER P&WC NOR THE DAC WILL BE LIABLE FOR ANY LOSS OF DATA, PROFITS, SAVINGS, USE OR BUSINESS; FOR DELAYS, INCONVENIENCE OR BUSINESS INTERRUPTION; OR FRUSTRATION OF ECONOMIC OR BUSINESS EXPECTATIONS, NOR FOR ANY SPECIAL, INCIDENTAL, INDIRECT, EXEMPLARY, CONTINGENT, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DAC SERVICES WITHOUT REGARD TO WHETHER P&WC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NEITHER P&WC NOR THE DAC WILL BE LIABLE OR RESPONSIBLE FOR ANY ANALYSIS, INTERPRETATION OR APPLICATION OF ANY INFORMATION OR DATA PROVIDED VIA THE DAC SERVICES. THESE LIMITATIONS ARE INDEPENDENT FROM ALL OTHER PROVISIONS OF THIS AGREEMENT AND WILL APPLY NOTWITHSTANDING THE FAILURE OF ANY REMEDY PROVIDED HEREIN.

11.8	ADAS+ Arrangements. The Parties acknowledge and agree that terms under which the Engine Maintenance Services are to be provided to the Operator are predicated on the Parties’ fulfillment of the following arrangements regarding the ADAS+ (Automatic Data Acquisition System), namely:
11.8.1	The Parties shall make arrangements to diligently install, at no cost to the Operator, at least three (3) ADAS+ systems per month, to a maximum of twenty-three (23) installations. All installations shall be completed and operational within a period of one (1) year from the signature date of this Agreement;
12.0	DELAY
12.1	P&WC is not responsible for any failure or delay in performance resulting from causes which are (i) beyond P&WC’s reasonable control; (ii) occurred without fault or negligence of P&WC; (iii) could not have been reasonably foreseen and; (iv) could not have been prevented by means reasonably available to P&WC. These may include but are not limited to events such as acts of government, court order, civil unrest, sabotage, adverse weather conditions, labour trouble and shortage of materials or services. P&WC will give timely notice to Operator of any such event and wilt endeavor to avoid or remove the cause and resume performance with minimum delay. The time for delivery will be extended accordingly.
13.0	WARRANTY & LIMITATION OF LIABILITY
13.1	This Agreement is in lieu of the warranty and service policy applicable to the Operator’s Engine(s) and the Operator hereby assigns to P&WC all rights and

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remedies thereunder in respect of damage or Repairs arising during the term of this Agreement. Upon termination of this Agreement, any remaining Warranty & Service policy coverage will return to the Operator.

13.2	P&WC is responsible for the defense of any claim, alleging infringement of a Canadian or United States patent by sale or use, without further combination, of new parts incorporated in the Goods provided the Operator gives P&WC prompt written notice of the claim, and full information and authority to defend it. P&WC’s responsibility includes all expenses of defense and payment of costs and damages for patent infringement awarded by the court or agreed to by P&WC. If use or sale of the Goods is finally prohibited, P&WC will, at its option (i) procure the right for sale or use, (ii) modify or replace the Goods to avoid infringement or (iii) take back the Goods and refund the price (less a reasonable allowance for use or damage). The Operator will hold P&WC harmless against any claim of patent infringement arising out of compliance with a design or specification furnished by the Operator.

13.3	The Services, Goods and remedies provided by P&WC under this Agreement are accepted by the Operator in lieu of all other warranties expressed, implied or any obligation or liability of P&WC in contract or in tort whether or not arising out of negligence. The Operator’s remedies are expressly limited to those set out in this Agreement to the exclusion of any and all other remedies including without limitation, indirect, incidental or consequential damages. Indirect, incidental or consequential damages include, without limitation, economic loss, loss or damage to any property or person or any other exemplary, punitive or similar damages, as well as expenses incurred external to the Engines as a result of any of the Goods or services provided hereunder.
14.0	NON-DISCLOSURE
14.1	Neither Party shall disclose without the prior written approval of the other Party, any information regarding terms and conditions of this Agreement to any third party, nor advertise or release any publicity concerning this Agreement. The provisions of this paragraph shall survive termination of this Agreement.

14.2	P&WC reserves the right to disclose the terms and conditions of this Agreement to any of its affiliates on a “need to know” basis.
15.0	TERMINATION
15.1	Default. In the event that either Party is in default of any provision of this Agreement and remains in default for a period of fifteen (15) days after receipt of written notice thereof from the other, such other Party may, without prejudice to any rights and remedies otherwise provided under this Agreement or by law, (i) suspend the Services under this Agreement from the date of the written notice for

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default, and (ii) terminate this Agreement by notice at any time after the fifteen (15) day period.

15.2	Material Adverse Effect. P&WC shall have the right, but not the obligation, to terminate this Agreement upon the occurrence of any event or condition (including without any change in the Operator or business of the Operator) which has or is reasonably likely to have a Material Adverse Effect.

15.3	Cross-Default. Without limitation to P&WC’s other rights and recourses provided under this Agreement or in law, the Operator acknowledges and agrees that:
15.3.1	if the Operator is in material default under any other agreement it has entered into with P&WC or any of its affiliates or subsidiaries, such default shall constitute a default under this Agreement; and

15.3.2	if the Operator is in material default under this Agreement, such default shall constitute a default under all other agreements which the Operator may have entered into with P&WC or any of its affiliates or subsidiaries.
15.4	Termination for Bankruptcy. Either Party may terminate this Agreement at any time by written notice to the other if the other Party becomes insolvent or performs or permits any act of bankruptcy, liquidation, or if a receiver, trustee or custodian is appointed of the other Party or a substantial part of the other Party’s property.

15.5	Right of Compensation. Should the Operator be indebted to P&WC or any of its affiliates or subsidiaries (collectively the “P&WC Group”) upon the occurrence or by reason of a default under this Agreement or any other agreement as a result of application of the cross-default provision contemplated at article 15.3 hereof (the “Operator’s Debt”) and that the Operator does not, for any reason whatsoever, pay the Operator’s Debt at the earliest of (i) the prescribed delay(s) to effect such payment or (ii) thirty (30) days from the date of such default, P&WC shall have the right to apply any sums that the P&WC Group may have received from the Operator, whether under the terms of this Agreement or any other agreement(s) executed with the Operator, as a reduction to the Operator’s Debt, without further notice or delay to the Operator.
16.0	ACCOUNT RESERVES
16.1	Reconciliation. Upon termination of the Agreement under Article 15.0, P&WC shall, within 30 calendar days, provide the balance of Operator’s FMP® account, with relevant documentation as deemed appropriate by P&WC, which shall be calculated as follows:

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PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
1.	The aggregate amount of monthly payments received from the Operator under the Agreement from the date of inception of this Agreement to the date of termination,

less

2.	The aggregate amount of all services provided by P&WC under the Agreement valued at the P&WC Repair & Overhaul Agreement prices negotiated between both parties for all such services performed by P&WC hereunder, as established at the date of inception of this Agreement and as escalated from time to time as contemplated in this Agreement.
16.2	Negative Account. In the event that the balance of Operator’s FMP® account determined pursuant to Section 16.1 is negative (monthly payments received are less than the aggregate amount of services provided under the Agreement for the date of inception of this Agreement forward), the Operator shall, within 30 days from the date of termination notice, pay 100% of the negative FMP® balance to P&WC.

16.3	Positive Account. In the event that the balance of Operator’s FMP® account determined pursuant to Section 16.1 is positive (monthly payments received exceed aggregate amount of services provided under the Agreement for the date of inception of the Agreement forward), the following provisions shall apply:

16.4	Termination caused by Operator. If the cause of the termination of the Agreement is attributable to the Operator under Sections 15.1, 15.2 or 15.4 hereof, then P&WC (i) shall credit 85% of the positive FMP® balance to the Operator’s account for future Engine maintenance services, or (ii) shall, at the request of the Operator, within 60 days from the date of termination, reimburse 60% of the positive balance to the Operator.

Termination caused by P&WC. If the cause of the termination of the Agreement is attributable to P&WC, then P&WC shall credit 100% of the positive FMP® balance to the Operator’s account for future Engine maintenance services.

16.5	Agreement Expiration. If the Agreement lapses by expiration of the term:
16.5.1	the Operator shall be relieved of its obligation to pay any negative balance on its FMP® account;

16.5.2	the Operator shall not be entitled to claim any positive balance on its FMP® account; and

16.5.3	P&WC shall not be obligated to reconcile the Operator’s FMP® account.

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16.6	Damaged/Lost Engine. In the event that an Engine is damaged by accident and deemed by P&WC to be beyond economical Repair, or deemed by P&WC not to be recoverable due to theft or loss, performance of all obligations of the Parties under this Agreement, except for the Operator’s obligation to make any payment due to P&WC hereunder, for such Engine shall be completed up to the date of such event and shall cease thereafter.
17.0	TRANSFER OF BENEFITS
17.1	Upon written request from the Operator, P&WC may agree to terminate this Agreement and transfer any positive balance accrued, if applicable, in the Operator’s account hereunder to a new operator, subject to the terms and conditions established by P&WC at that time.
18.0	EXPORT CONTROLS
18.1	This Agreement is subject to Canadian, US or other country’s export control regulations.

18.2	P&WC:
•	will apply and pay for any necessary export permit/license required for shipment from a Designated Facility to the Operator’s location as required;

•	cannot be held responsible for the issuance, or renewal of export license/permits;

•	shall have no liability for delays or damages resulting from a governmental authority’s refusal to grant, or its revocation of a required export authorization.
18.3	Operator:
•	will apply and pay for any necessary export license/permit required for shipment from Operator’s facility to a P&WC location as required;

•	cannot be held responsible for the issuance or renewal of export license/permits.

Note:	Neither Party will be held responsible for cost(s)/expenses incurred by either Party should export license/permit not be issued and/or renewed by a government authority.
19.0	GENERAL TERMS

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PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
19.1	All notices required to be given pursuant to this Agreement shall be in writing and shall be considered as duly delivered when sent by registered mail to the other Party at the address stated on the face page of this Agreement or such other address as either Party shall advise the other in writing.

19.2	The Operator may not assign this Agreement in whole or in part without the written consent of P&WC.

19.3	This Agreement with its Annexes constitutes the sole and entire Agreement between the Parties with regard to the subject matter hereof and supersedes all other contracts, agreements or understandings including, without limitation, the Operator’s purchase orders or P&WC’s acknowledgment thereof.

19.4	This Agreement shall be governed and interpreted in accordance with the laws in force in the Province of Ontario, Canada.

19.5	No modification of this Agreement shall be binding unless agreed to by a written instrument executed by duly authorized representatives of both Parties.

19.6	Recourses are cumulative and not alternative. Singular includes the plural. Headings are for purposes of convenience only. The nullity of any part of this Agreement shall not affect the validity of the remainder.

19.7	Any concession, latitude or waiver allowed by either Party to the other at any time shall not prevent such party from subsequently enforcing its rights and shall not be deemed a waiver of any subsequent breach.

19.8	The Parties have requested this Agreement, including all of its Annexes, to be drawn in the English language.
20.0	PERFORMANCE COMMITMENTS
20.1	For unscheduled events only: P&WC shall, prior to the receipt of Goods at P&WC’S facility, determine with the Operator the turnaround time requirements for such Goods on a case-by-case basis.
20.1.1	Turnaround times shall be calculated from date of induction of Goods or receipt of the Operator’s Purchase Order or Purchase Order Supplement, whichever is later, until delivery of the Goods FCA (Incoterms 2000) to the Operator’s carrier at P&WC’s facility.

20.1.2	The target [*] shall be as follows:

•	Engine / Module overhaul [*]

•	H.S.I. with test at P&WC [*]

•	Basic unscheduled engine removal [*]

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PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
20.1.3	Turnaround times shall exclude delays attributable to the Operator, such as, without limitation, awaiting the Operator’s Purchase Order, Purchase Order Supplement or workscope instructions.
20.2	For scheduled events only: P&WC undertakes, for the benefit of the Operator, to make an engine available seven (7) days prior to installation for any scheduled engine removal during the term of this Agreement (the “Support Engine”), provided the Operator is not in material default under this Agreement at such time. If such Support Engine is one of P&WCL’s rental engines, the Operator shall be required to execute P&WCL’s standard rental engine agreement and, in such event, the rental engine shall be made available to the Operator at the then applicable TCP® Hourly Rate.

20.3	Penalty. Subject to paragraph 20.4 hereunder, if P&WC does not make a Support Engine available to the Operator (other than for reasons attributable to the Operator) (i) where the turnaround times have exceeded the agreed turnaround times set forth in paragraph 20.1.2 above, or (ii) for any scheduled engine removal, P&WC shall credit the Operator’s account by $USD [*] per day, to a maximum deduction of 20 days or $[*] USD per event.

20.4	Voided Penalty. If the Operator puts an Engine on hold at any time during the provision of Engine Maintenance Services, the penalty contemplated under section 20.3 will be voided for any Engine affected by the hold.

20.5	AOG. Upon notice of an AOG situation, P&WC will confirm receipt of Goods within twenty-four (24) hours after delivery and provide an emergency service to return the Goods in serviceable condition as quickly as possible.

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Gulfstream International Airlines PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
ANNEX A — ENGINE LIST
Fleet Engine serial numbers covered by this Agreement: Times and cycles to be provided

Gas						Data valid	Power					Data valid
Generator	TTSN	TCSN	TSO	TCSO	TSHSI	as of	Section	TTSN	TCSN	TSO	TCSO	as of
114059							114010
114064							114047
114096							114059
114122							114064
114130							114068
114148							114071
114161							114096
114185							114122
114228							114130
114246							114148
114291							114161
114319							114185
114331							114246
114341							114319
114366							114329
114373							114332
114375							114341
114378							114366
114383							114373
114399							114375
114405							114383
114407							114399
114408							114400
114411							114405
114413							114408
114415							114413
114422							114415
114432							114422
114434							114431
114436							114432
114446							114434
114453							114436
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114455	114439
114474	114440
114475	114446
PS0004	114453
PS0005	114455
PS0015	114474
PS0016	114475
PS0023	PS0004
PS0029	PS0005
PS0041	PS0015
PS0043	PS0016
PS0044	PS0023
PS0053	PS0029
PS0057	PS0041
PS0058	PS0043
PS0070	PS0057
PS0096	PS0058
PS0121	PS0070
PS0122	PS0071
PS0130	PS0096
PS0138	PS0121
PS0139	PS0122
PS0162	PS0130
PS0179	PS0138
PS0180	PS0139
PS0195	PS0162
PS0241	PS0179
PS0248	PS0195
PS0333	PS0241
PS0248
PS0333

where:

TSN	= Time Since New
TSO	= Time Since Overhaul
TSHSI	= Time Since Hot Section Inspection
CSN	= Cycle Since New
CSO	= Cycle Since Overhaul
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Gulfstream International Airlines PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007

CSHSI	= Cycle Since Hot Section Inspection
Note: The information contained in this Annex was presented to P&WC by the Operator and is valid as of new date required The Operator acknowledges that P&WC relied upon such information in entering into this Agreement and in determining the TCP® Hourly Rate.
Any discrepancies found by P&WC will be the sole responsibility of the Operator and may result in an adjustment of the TCP® Hourly Rate by P&WC or the exercise of such other recourse as P&WC has under the Agreement.
The disclosure of this document is subject to the restrictions of Article 14 contained herein

Gulfstream International Airlines PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
ANNEX B — LCF, HSI and Fuel Nozzle Kit Components
A.	LCF COMPONENTS
1.	The following LCF Components are covered under this Agreement. The scope of services shall be subject to Annex C.

Gas Generator Module	Power Section Module
Rotor, Compressor 1st Stage	Disk, Power Turbine, 1st Stage
Rotor, Compressor, 2nd Stage	Disk, Power Turbine, 2nd Stage
Rotor, Compressor 3rd Stage
Rotor, Compressor, 4th Stage
Shaft, Compressor Rotor
Impeller, Compressor
Disk, Compressor Turbine
B.	HSI COMPONENTS
1.	The following HSI Components are covered under this Agreement. The scope of services shall be subject to Annex C.

C.T. Disk and Blades
Small Exit Duct Assembly	2nd Bearing Cover Flange
C.T. Vane Ring	2nd Bearing Cover Locating Plate
C.T. Shroud Housing	Shroud Housing Retaining Bolts
Combustion Chamber, outer liner*	Combustion Chamber, inner liner*
C.T. Shroud Segments	1st Stage PT Vane*
PT Stator Housing*	Rings (s), Sealing

*	only when repair is required
C.	FUEL NOZZLE KIT COMPONENTS
1.	The following Fuel Nozzle Kit Components are covered under this Agreement. The scope of services shall be subject to Annex C.

Adapter Assemblies (Qty: 14)
Nozzle Assemblies, Fuel (Qty: 14)
Sheaths, Fuel Nozzle (Qty: 14)
Fuel Flow divider and Purge valve (Qty: 1)
Note: Transfer Tubes, metal “O” ring gaskets and preformed packings are not included.
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Gulfstream International Airlines PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
ANNEX C — SCOPE OF SERVICES
1.0	GENERAL
1.1	Annex C further defines the extent of Engine Maintenance Services to be provided by P&WC under this Agreement. The requirements for Engine induction and restoration are defined in the applicable Service Centre Specification. P&WC shall provide the Operator with a copy of such specification upon request by the Operator.

1.2	An HSI or HSI Repair shall be performed when indicated by ECTM® by boroscope inspection, hard time intervals or as determined by P&WC in conjunction with the Operator to optimize shop visit scheduling. P&WC reserves the right to determine if an HSI or HSI Repair is required.

1.3	Unscheduled replacement of any Accessory listed in Annex C, Article 4.4 by a serviceable unit as a consequence of confirmed failure due to another Component or Engine induced malfunction is not covered under this Agreement.

1.4	Costs related to the incorporation of service bulletins applicable to components under this Agreement covered through commercial support programs, at time of Engine Module scheduled shop visits or as described in the commercial support program notification and minimum service bulletin(s) will be covered under the terms of this Agreement.

1.5	P&WC may from time to time, offer the option to exchange Engines for convenient purpose. Finalization of such exchange would require mutual agreement from both Parties and would be subject to the Operator, or if the Operator does not own the Engine, the owner of the Engine to enter into a P&WC Engine Exchange Agreement which shall effect the transfer of title of the Engines.
2.0	FUEL NOZZLE KIT REFURBISHMENT
2.1	Fuel nozzle kit refurbishment coverage includes the costs associated with fuel nozzle restoration at time of HSI, Repair (subject to Article 2.4 below) and Overhaul of the Engine. It excludes all costs associated with removal and installation of fuel nozzles outside a scheduled shop visit.

2.2	Fuel nozzle kit refurbishment coverage for those nozzles removed from the Engine by the Operator (line maintenance level) at the agreed fuel nozzle restoration interval stipulated in Annex E includes costs associated with the refurbishment of said nozzles subject to Article 2.4 below. In such case, the Operator is responsible for all shipping costs for the nozzles.

2.3	The Operator agrees to the fuel nozzle restoration interval stipulated in Annex E.
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Gulfstream International Airlines PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
2.4	Coverage for fuel nozzles (at engine shop visit) with less than 100 hours runtime since new or last restoration includes flow-test and Repair of only those nozzles which do not meet the flow criteria of the applicable Engine Maintenance Manual.
3.0	FUEL NOZZLE SUPPORT
3.1	For the duration of this Agreement, P&WC shall cause Pratt & Whitney Component Solutions, Inc. (“PWCS”) to maintain a minimum of seven (7) serviceable fuel nozzle kits at Operator’s facility (the “PWCS Inventory”).

3.2	Operator will segregate and label the PWCS Inventory from the Operator’s own inventory.

3.3	Delivery of fuel nozzles:
3.3.1	Initial Provisioning. P&WC shall cause PWCS to deliver, at its PWCS’s sole expense, the PWCS Inventory.

3.3.2	Fuel Nozzle Kit cores. The Operator shall deliver, at its sole expense, fuel nozzle kit cores (the “Core(s)”) which are removed from Operator’s Engines to P&WC’s designated facility for repair.

3.3.3	Replenishment of Inventory. P&WC’s shall cause its designated repair facility to replenish, at Operator’s expense, the PWCS Inventory each time it receives a Core from the Operator.
3.4	Right of return. Operator shall have the right to return PWCS Inventory upon thirty (30) days written notice to PWCS.

3.5	Right of retrieval. PWCS shall have the right to retrieve the PWCS Inventory upon thirty (30) days written notice to Operator.

3.6	Title transfer. The PWCS Inventory shall remain the property of PWCS until installed onto an Engine, in accordance with section 6.0.

3.7	Risk of loss or damage. Operator will be liable for loss or damage to the PWCS Inventory while such inventory is under the care and custody of the Operator.

3.8	Return at termination. Upon termination of this Agreement, the Operator shall return, at its own expense, the PWCS Inventory to PWCS.
4.0	HIS
4.1	An HSI or HSI repair will be performed in accordance with the PT6A Engine Maintenance Manual inspection criteria. Repairs may use in-service inspection criteria as deemed applicable.
The disclosure of this document is subject to the restrictions of Article 14 contained herein

Gulfstream International Airlines PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
4.2	HSI Components coverage includes the cost to Repair or replace (if unserviceable and non-repairable per the Engine Maintenance Manual), as the case may be, the HSI Components listed in Annex B, part B, at a P&WC Designated Facility.

4.3	The Operator shall provide the Designated Facility and the FMP®PM with the following information at time of HSI:
4.3.1	Reason for Removal;

4.3.2	CT Disk serial number and LCF card and trim weight locations;

4.3.3	Engine serial numbers, TSN, CSN, TSO, CSO, TSHSI and CSHSI.
5.0	ACCESSORY WORKSCOPE
5.1	Accessories removed for BUR (Field Level Maintenance) are not covered under the terms of this Agreement.

5.2	Accessories not installed on the Engine Module prior to its removal are not covered under the terms of this Agreement.

5.3	The following defines the Accessory workscope to be performed by P&WC, at time of Engine/Module shop visit for Repair, HSI or Overhaul.

Note: Operators approved Fleet Accessories Time Between Overhaul (TBO) is 10,000 cycles.

	Repair	HSI	GGV1 & PSV1	GGV2 & PSV2
Bleed Valve	FC	FC	FC	O/H
Chip Detector	FC	FC	FC	O/H
Flow Divider/Purge Valve	C/FC&R	C/FC&R	C\FC&R	O/H
Fuel Nozzle set	C/FC&R	C/FC&R	C\FC&R	O/H
Oil Filter	C&I	C&I	C&I	O/H
T-5 Harness	FC	FC	FC	O/H
T-5 Thermocouples	FC	FC	FC	O/H
T1 Trim Stick	FC	FC	FC	O/H
Propeller Governor Unit	V	V	OH (See Note 1 & 2)
Fuel Control Unit	V	V	OH (See Note 1 & 2)
Fuel Pump	V	V	OH (See Note 1 & 2)
Thermostatic By-Pass & Check Valve	V	V	V	O/H
Oil-to-Fuel Heater	V	V	V	O/H
Ignition Exciter	V	V	V	O/H

Note 1:	Accessories received with less than 80% TSO accumulated will be functionally \ bench check only.
The disclosure of this document is subject to the restrictions of Article 14 contained herein

Gulfstream International Airlines PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007

Note 2:	The following accessories have specific hard time intervals to respect: Fuel Control Unit, Fuel Pump and Propeller Governor. Refer to SB 14003 for TBO intervals (accessories table).

Codes:
V:	Visually inspect (Maintenance Manual)
C&I:	Clean and Inspect, reinstall if serviceable (Maintenance Manual)
FC:	Functional/Bench check (Maintenance Manual)
C/FC&R:	Clean, Functionally Check and Repair deviating Nozzles as necessary (Maintenance Manual)
O/H:	Per Overhaul Manual Instructions
6.0	LCF HARDWARE
6.1	P&WC will replace an LCF Component listed in Annex B which is accessible at time of shop visit, if the cycles remaining on the subject Component is insufficient to reach the next scheduled engine shop visit or HSI interval that will permit access to that LCF Component. At its option, P&WC may elect to install serviceable LCF Components.
7.0	ENGINE MODULE – SCHEDULE VISIT (BASIC WORKSCOPE)
7.1	Gas Generator Visit 1 (GGV1) — Repair
–	Limited workscope as defined in Light Overhaul Manual & SB 14003

–	Module includes
•	Basic module (AGB/Compressor Assembly)

•	CT Disk Balancing assembly

•	CT vane ring assembly

•	Liners / First stage PT vane ring

•	Fuel Nozzles & Fuel Flow divider

•	Bleed Valve / trim stick / Ignition plugs & cables

•	FCU, Fuel pump (see Annex C, Para 4.4)
–	Test
•	Test per Overhaul manual — OH limits
7.2	Gas Generator Visit 2 (GGV2) — Overhaul
–	Complete overhaul per the Engine Overhaul Manual & SB 14003

–	Module includes
•	Basic module (AGB/Compressor Assembly)

•	CT Disk Balancing assembly

•	CT vane ring assembly

•	Liners / First stage PT vane ring

•	Fuel Nozzles & Fuel Flow divider
The disclosure of this document is subject to the restrictions of Article 14 contained herein

Gulfstream International Airlines PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
•	Bleed Valve / trim stick / Ignition plugs & cables

•	FCU, Fuel pump (see Annex C, Para 4.4)

•	Overhaul inner & outer liners

•	Overhaul, first stage P.T. Vane Ring.
–	Test
•	Test per Overhaul manual — OH limits .
7.3	Power Section Visit 1 (PSV1) — Repair
7.3.1	Work performed at PWC facility
–	Limited workscope as defined in Light Overhaul Manual & SB 14003

–	Module includes
1.	Basic module ( RGB front & rear cases assy, PT rotor Balancing assembly, exhaust duct case & PT stator housing assembly)

2.	T5 system, chip detector

3.	Propeller Governor (see Annex C, Paragraph 4.4)
7.3.2	Test
•	Option 1: Perform a test cell run per Overhaul manual.

•	Option 2: Repaired Power section module could be tested “On-Wing” in accordance with the Aircraft Maintenance Manual (module replacement) and the Operator’s maintenance program.
7.4	Power Section Visit 2 (PSV2) — Overhaul
•	Complete overhaul per the Engine Overhaul Manual & SB 14003

•	Module includes:
–	Basic module (RGB front & rear cases assy, PT rotor Balancing assembly, exhaust duct case & PT stator housing assembly)

–	T5 system, chip detector

–	Propeller Governor (see Annex C, Paragraph 4.4)
•	Test
o	Test per Overhaul manual — OH limits
The disclosure of this document is subject to the restrictions of Article 14 contained herein

Gulfstream International Airlines PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
7.5	Hot Section Kit Inspection
•	The Hot Section kit inspection will be performed by at PW&C Designated Facility.

•	If HSI Kit cycles remaining are greater than 1000 cycles, perform a Hot Section Inspection (ref. M/M 72-00-00 / 72-50-01) using In-Service limits. Log book should be annotated: TTSHSI : Time Continu HSI.

•	If HSI Kit cycles remaining are lower than 1000 cycles, perform a Hot Section Inspection (ref. M/M 72-00-00 / 72-50-01) using HSI limits. Log book should be annotated: TTSHSI= 0 hr
Operator Responsibilities -
•	Perform a pre-HSI engine performance ground run / record results per the Aircraft OEM instructions;

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
ANNEX D — SUPPORT SPARE ENGINES
1.0	RENTAL ENGINE SUPPORT
1.1	In the event that an Engine requires removal for Overhaul scheduled repair or BUR, and all of the Operator’s spare Engines are installed, P&WC shall supply a rental Engine to the Operator, subject to Engine availability and execution by the Operator of a standard rental engine agreement at the agreement TCP® Hourly Rate.
Note: Rental Engine support for events not covered by this Agreement shall be supplied to the Operator, at the then current published P&WCL rental rate applicable less 10% at such an event.
1.2	The Operator shall ship the Engine or Engine Module requiring Engine maintenance Services covered hereunder to the Designated Facility within ten (10) working days from the actual removal date.
1.2.1	In the event that the Operator i) has a P&WCL rental Engine installed and; ii) has its Engine put on Customer Hold status by P&WC; and such Customer Hold status has affected the execution of Engine maintenance Services covered herein, then the then current published P&WCL rental rate shall automatically apply (notwithstanding the rate quoted in the rental engine agreement) until such time as Operator has remedied the Customer Hold situation under this Agreement.
1.3	Rental Engines shall remain on-wing only for the period required for the Overhaul, scheduled repair or BUR. No later than 10 days following receipt of Operator’s own Engine, the Operator shall remove the rental Engine.
1.3.1	In the event that the ten (10) day period is exceeded, then the then current published P&WCL standard rental Engine rate plus a late return charge shall apply and be invoiced to Operator until such time the rental Engine is returned to P&WCL.
1.4	Rental Engines shall be maintained by the Operator using the same maintenance practices and inspection intervals as the Engines covered under this Agreement and Annex E. However, support spare Engines are subject to a “hard time” threshold inspection interval and shall be removed from service prior to the threshold inspection interval published in the applicable service bulletins or maintenance manual.

The disclosure of this document is subject to the restrictions of Article 14 contained herein	33

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
ANNEX E MAINTENANCE TASKS, INTERVALS AND OPERATIONAL GUIDELINES
1.0	ENGINE MAINTENANCE CONDITIONS
The Operator shall operate and maintain the Engines and components in accordance with the Aircraft Flight Manual, Pilot’s Operating Handbook, the applicable Engine Maintenance Manual, recommended Service Bulletins, the terms and conditions of this Agreement, and any other instructions and recommendations issued by P&WC or the aircraft manufacturer. In addition, the following maintenance tasks are or will be performed at the indicated intervals for each such Engine and the Operator shall transfer the recommended tasks\intervals into its approved maintenance program within ninety (90) days following the signature of this Agreement.

Note 1:	The tasks and intervals below may be supplemented, adjusted, or removed at any time at P&WC’s discretion, based on experience or on review of Engine samples.

Note 2:	Unless otherwise specified below, all Engine maintenance tasks and intervals listed in the applicable aircraft and Engine Maintenance Manual are to be performed.
Engine Model: PT6A-67D

TASKS
	GENERAL	INTERVAL

1	Gas generator — Overhaul	GGV1 =12,000 cycles
	Power section — overhaul	GGV2 = 24,000 cycles
	(Ref: SB 14003R10 — Option C)	PSV1 = 7,500 cycles
PSV2 = 15,000 cycles

2	Hot Section Inspection interval	6000 cycles or based on ECTM® and borescope inspection

FUEL SYSTEM

1	Fuel nozzle inspection*	600 hrs*
2	Fuel pump filters replacement	600 hrs
3	If Sundstrand pump is installed - inspect for corrosion & fretting	600 hrs
4	Clean gas generator. Case drain valves	At fuel nozzle inspection

*	P&WC shall have the right to adjust, in consultation with Operator, this Interval should hot section condition trends show evidence that the fuel nozzles and flow divider have been run beyond the optimum removal interval.

The disclosure of this document is subject to the restrictions of Article 14 contained herein	34

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007

BOROSCOPE INSPECTION (by qualified personnel)

1	Hot section (CC Liner, CT Stator Assembly, CT Blades and Shroud Segments	At fuel nozzle inspection
2	Comprressor inlet	At fuel nozzle inspection
3	Oil scavenge pump, Inlet screen	1,000 hrs

WebECTM® (Ref. SIL Gen-055)

1	WebECTM® (latest version)	Automated Daily data collection
2	Trend alert	Δ ITT = 15°C, Δ Ng = 1% (Δ : Delta)
3	Data input & analysis	Done by DAC
4	Maintenance actions recorded in ECTM® data	When applicable
5	ADAS+ download to turbine tracker	Weekly or 65 hours max.- (upon installation)

	TASKS	INTERVAL

PROPELLER

1	Dynamic balance	1,200 hrs max.
2	Check primary blade angle	1,200 hrs max.
3	Inspect slip rings & brush block assembly, clean as necessary, inspect de-icing leads & de-icing mats	200 hrs max.

CLEANING

1	Compressor wash (water)	65 Hours
2	Turbine wash (water)	65 hours
3	Engine external wash	200 hours
4	Performance recovery wash (cleaning agent)	200 hrs and if ECTM® dictates

IGNITION

1	Inspect igniters and exciter box	200 hrs max.
2	Replace igniters	On condition
3	Visual inspection of ignition cables	When igniters are replaced

AIR

1	Bleed valve operational check	1,200 hrs max. and if trend dictates

The disclosure of this document is subject to the restrictions of Article 14 contained herein	35

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007

2	P3 filter check	400 hrs max.
3	P3 filter replacement	1,000 hrs max.

INDICATION

1	ADAS calibration check (if fitted)	Initial 300 hrs (two consecutive calibrations) then every 1,200 hours
2	ITT and Torque calibration	1,200 hrs max. and if trend dictates

OIL

1	Main oil filter inspection	200 hrs max.
2	Main oil filter replacement	1,000 hrs max.
3	Oil filter patch check	As requested by P&WC
4	Chip detector - open circuit check	100 hrs max.
5	Chip detector - continuity check (including wiring harness / terminals if fitted)	600 hrs max.

OPERATIONAL GUIDELINES

1	Use of MTOP (Maximum Take-Off Power)	Not to be used unless required.
2	Reduced Take-off, climb and cruise power	Recommended unless conditions dictate otherwise
3	Reverse propeller operation	Not recommended unless situation dictates otherwise. Disking (flat pitch) is recommended to minimize FOD.
4	Inertial separator	Recommended for ground operations to minimize FOD except for high power ground performance check.
5	Battery program	Per OEM recommendations.
6	Starting	GPU is recommended. During start cycle, obtain max. stabilized Ng speed prior fuel induction.
7	Engine Cooldown	Two minutes at Ground Idle prior to shutdown.

The disclosure of this document is subject to the restrictions of Article 14 contained herein	36

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007

TASKS
	ACCESSORIES	INTERVAL
1	Propellor Governor-inspect per SB 14236	1,000 hrs.
2	Fuel Heater-inspect per Maint. Man	1,000 hrs.

POWER TURBINE BLADES

1	PRE SB 14172 with more than 1,500 hrs	200 hrs.
2	POST SB 14172 with more than 4,000 hrs but less than 12,000 hours since new	200 hrs.
3	POST SB 14172 with more than 12,000 hrs but less than 14,000 hours	50 hrs.
4	POST SB 14172 with more than 14,000 hrs	25 hrs.

The disclosure of this document is subject to the restrictions of Article 14 contained herein	37

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
ANNEX F — MISSION PROFILE AND OPERATING ENVIRONMENT
1.0	OPERATOR PROFILE
1.1	The TCP® Hourly Rate is based on the Operator Profile declared by the Operator. Any modifications to the Operator Profile or changes in geographical or operating environment must be reported promptly to P&WC and may result in an adjustment to the TCP® Hourly Rate referenced in this Agreement.

1.2	The Operator Profile under this Agreement is for Engines used in the regional airline flight profile submitted by the Operator as indicated below and which are operated within the limitations specified in the applicable section of the aircraft flight manual.

1.3	The Fleet under this Agreement shall consist of 46 installed Engines and 0 spares as referenced in Annex “A”.
1.3.1	Annual utilization of each engine of 2,088 Engine Operating Hours + / - 5%;

1.3.2	Annual average cycle ratio of 1.2 cycle/hour + / - 5%;

1.3.3	Overhaul interval achieved at 24,000 cycles for gas generator and 15,000 cycles for power section Modules;

1.3.4	HSI interval achieved at 6,000 cycles for the hot section, interval subject to adjustment based on ECTM® and borescope inspections results;
1.3.5	Gas Generator midlife inspection achieved at 12,000 cycles

1.3.6	Power Section — midlife inspection achieved at 7,500 cycles

1.3.7	Fuel Nozzle Kit refurbishment interval achieved at 600 hours;
2.0	OPERATING ENVIRONMENT

2.1 Hub:	Ft-Lauderdale, Florida

2.2 Route Structure:	Florida & Bahamas

The disclosure of this document is subject to the restrictions of Article 14 contained herein	38

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
ANNEX G — MONTHLY REPORT FORM
TCP® Agreement Number: 06-2454 Report for the month of: Date
INSTALLED ENGINES AT MONTHS END

Signature:

Date:

The disclosure of this document is subject to the restrictions of Article 14 contained herein	39

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
ANNEX H — WIRE TRANSFER INSTRUCTIONS
US DOLLAR PAYMENT ROUTING — INTERNATIONAL AND CANADIAN CUSTOMER

Pay through:	[*]

[*]

Account with Institution:	[*]

[*]
Beneficiary Account:	[*]

Beneficiary	Pratt & Whitney Canada Corp.
Longueuil, Quebec, Canada
US DOLLAR PAYMENT ROUTING — US CUSTOMER (ONLY)

Pay through:	[*]
(Destination Bank)
[*]

Beneficiary’s Bank	[*]

[*]

Beneficiary:	[*]
Pratt & Whitney Canada Corp.
Longueuil, Quebec, Canada

The disclosure of this document is subject to the restrictions of Article 14 contained herein	40

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007

NOTE:	PLEASE INCLUDE ALL INVOICE NUMBERS ON WIRE TRANSFERS AND FAX ALL PAYMENT DETAILS TO (450) 647 — 7227.

The disclosure of this document is subject to the restrictions of Article 14 contained herein	41

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
ANNEX I — ADAS+
1.	P&WC agrees to:
a)	supply the Operator with the ADAS+ hardware. This hardware will consist of the ADAS+ processor assembly, all necessary wiring, all required sensors, the cockpit display, and the associated mounting hardware download cable will also be included for each main operating base;

b)	cover the installation costs of the ADAS+ hardware;

c)	provide the Monitor Link ProgramTM (MLPTM) software along with updates to configure the ADAS+ system and download data;

d)	provide access to the TurbineTrackerTM system for review of fleet data;

e)	provide training support during initial installation via CD-ROM and at the ADAS+ OEM’s facility;

f)	have the data received from TurbineTrackerTM analyzed at P&WC’s approved Designated Analysis Centre (DAC), Altair Avionics Corp;

g)	have the DAC provide to the Operator recommendations based on data received;

h)	provide to the Operator through the Altair DAC, a regular report outlining fleet condition status;

i)	provide ADAS+ spares for the duration of the FMP® Agreement; and

j)	provide ADAS+ maintenance support.
2.	The OPERATOR agrees to:
a)	maintain an FMP® Agreement with P&WC for all aircraft fitted with the ADAS+ and equipped with Engines covered under this Agreement;

b)	supply a laptop computer installed with Windows 98 or a later operating system and have Internet access;

c)	maintain the ADAS+ in an operational status once installed;

d)	download, on a weekly basis, data from the ADAS+ to the TurbineTrackerTM system. Should the Operator fail to download the data, Operator’s Hourly Rate will be subject to a 5% upward rate adjustment;

The disclosure of this document is subject to the restrictions of Article 14 contained herein	42

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
e)	cover any installation delay costs in the event that Operator is the cause of the delay and an installation team was dispatched to Operator to perform the installation ( delay must be beyond Operator’s reasonable control);

f)	be registered with the P&WC approved DAC and act upon recommendation(s) received from the DAC and / or P&WC based on trend shift(s) and/or other usage information;

g)	complete the scheduled calibration checks and all maintenance as defined in the ADAS+ operating manual per the Original Equipment Manufacture’s requirements; and

h)	designate an “ADAS+ representative” within its organization to be responsible for the timely download of data, operation of the system and on-going system maintenance.
3.	OWNERSHIP OF ADAS+ AND MONITORING EQUIPMENT

The ADAS+ hardware along with the supporting software shall remain the personal property of Pratt & Whitney Canada Leasing LP. (“P&WCL”), and no item thereof shall become a fixture at the Operator’s facility notwithstanding its installation on or attachment to real property or any improvement thereon. The Operator shall not acquire any interest in title, or equity in the ADAS+ and equipment. Plates or markings may be affixed to or placed on P&WCL property to indicate ownership. The Operator shall at all times keep P&WCL’s property free and clear from all liens, encumbrances and claims of any of its creditors or other persons. The Operator shall immediately notify P&WCL of any intent to sell or lease its aircraft.

4.	OWNERSHIP OF CERTAIN PROPRIETARY RIGHTS

The Operator shall acquire no rights or interest in any software, formulas, patterns, devices, inventions, or process, copyright, patent, and other intellectual and proprietary rights or similar items of property, which are or may become used in connection with the ADAS+.

5.	ACTIONS BY THE OPERATOR
a)	The Operator shall not move, remove, alter, or change in any way the ADAS+ or any part thereof without prior written consent of P&WC or as directed by Altair.

b)	Once an installation date for ADAS+ has been agreed to between the Operator and P&WC, the Operator may cancel installation by giving seventy-two (72) hours prior written notice. Should the Operator fail to provide sufficient notice as stated above, the Operator will compensate P&WC as follows:

The disclosure of this document is subject to the restrictions of Article 14 contained herein	43

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
The Operator will pay P&WC all costs to cover the cancellation of installation. In particular, and without limitation, the cost(s) resulting from or in connection to the following;
Þ Airfare
Þ Hotel
Þ Employee standby
6.	UPGRADE OR ALTERING ADAS+

P&WCL shall at all times have the right to replace or substantially alter any item of the ADAS+, add additional equipment, or revise any operating procedures. Replacement, alterations, or additions of equipment shall belong to and become property of P&WCL.

7.	ADAS+ BECOMES INOPERATIVE

In the event that the equipment covered herein becomes inoperative as a result of conditions beyond either P&WCL or P&WC’s control (such as but not limited to: fire, flood, lightning strike, explosion, vandalism, riot, war, rebellion, or any other belligerent acts), neither P&WCL or P&WC shall not be liable for consequences resulting from such failure. The Operator further agrees to reimburse P&WC or P&WCL, for any repairs necessitated by acts or conditions beyond either P&WCL or P&WC’s control, as the case may be.

8.	RETURN OF ADAS+

At expiration of the FMP® Agreement, or termination of the Agreement at any time before its expiration, the ADAS+ system will be removed from the aircraft by the Operator and returned to P&WC in the event the Operator does not purchase the ADAS+ system. The Operator owner shall have the option to purchase the ADAS+ system at a price to be agreed upon at expiration of the FMP®, or termination of the Agreement at any time before its expiration.

The disclosure of this document is subject to the restrictions of Article 14 contained herein	44

Gulfstream International Airlines
PT6A-67D TCP® Agreement # 06-2454	Dated: March 1, 2007
ANNEX J — DAC Services
1.	P&WC agrees to:
a)	provide access to the TurbineTrackerTM system for review of fleet data;

b)	provide User and Maintainer On-The-Job-Training (OJT). Training will also be available via CD-ROM and DAC’s facility;

c)	have the data received from TurbineTrackerTM analyzed at P&WC’s approved DAC;

d)	have the DAC provide to the Operator recommendations based on data received; and

e)	provide to Operator through the DAC, a regular report outlining fleet condition status.
2.	OPERATOR agrees to:
a)	on a weekly basis, provide electronic data to the DAC. Should Operator fail to provide the data, Operator’s Hourly Rate will be subject to a 5% upward rate adjustment; and

b)	be registered with the P&WC approved DAC and act upon recommendation(s) received from the DAC and / or P&WC based on trend shift(s) and/or other usage information.
The Parties acknowledge that the foregoing Annex I is subject to the provisions of Section 11.0 hereof.

The disclosure of this document is subject to the restrictions of Article 14 contained herein	45